UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Fundrise Real Estate Interval Fund, LLC

(Exact name of registrant as specified in its charter)

Investment Company Act File Number: 811-23448

11 Dupont Circle NW, 9th Floor

Washington, D.C. 20036

(Address of Principal Executive Offices)

(202) 584-0550
(Registrant’s Area Code and telephone number)

Michelle A. Mirabal

Rise Companies Corp.

11 Dupont Circle NW, 9th Floor

Washington, D.C. 20036

(Name and Address of Agent for Service)

Copies to:

Paul J. Delligatti, Esq.

Goodwin Procter LLP

1900 N Street, NW

Washington, D.C. 20036

Date of fiscal year end: December 31

Date of reporting period: December 18, 2020 through December 31, 2020

Item 1.	Reports to Stockholders

Fundrise Real Estate Interval Fund, LLC

Annual Report

December 31, 2020

Fundrise Real Estate Interval Fund, LLC

Statement of Assets and Liabilities

As of December 31, 2020
ASSETS
Cash	$105,000
Other assets	7,844
Deferred offering costs	921,442
Receivable from Adviser	946,925
Total Assets	$1,981,211

LIABILITIES
Payable to Adviser	$10,072
Payable to Adviser - offering costs	921,442
Payable to Adviser - organizational expenses	944,697
Total Liabilities	$1,876,211

Total Net Assets	$105,000

COMPONENTS OF NET ASSETS:
Paid in capital	$105,000
Total Net Assets	$105,000

NET ASSET VALUE:
Net assets	$105,000
Common shares; unlimited shares authorized; 10,500 shares issued and outstanding as of December 31, 2020	10,500
Net Asset Value Per Share	$10.00

See accompanying notes to the financial statements.

Fundrise Real Estate Interval Fund, LLC

Statement of Operations

For the Period from December 18, 2020 (Effective Date of the Fund’s Registration Statement) to December 31, 2020
Investment Income
Investment income	$-

Expenses
Organizational expenses	27,089
General and administrative expenses	2,228
Total Expenses	29,317

Less: Expenses waived or borne by the Adviser	(29,317)

Net Expenses	$-

Net Investment Income	$-

See accompanying notes to the financial statements.

Fundrise Real Estate Interval Fund, LLC

Statement of Changes in Net Assets

For the Period from December 18, 2020 (Effective Date of the Fund’s Registration Statement) to December 31, 2020
Operations:
Net investment income	$-
Increase in Net Assets from Operations	$-

Capital Share Transactions:
Proceeds from sale of shares	$5,000
Increase in Net Assets from Capital Share Transactions	$5,000

Net Assets:
Beginning of Period	$100,000
End of Period	$105,000

See accompanying notes to the financial statements.

Fundrise Real Estate Interval Fund, LLC

Notes to Financial Statements

For the Period from December 18, 2020 (Effective Date of the Fund’s Registration Statement) to December 31, 2020

1.	Formation and Organization

Fundrise Real Estate Interval Fund, LLC (the “Fund”) is a Delaware limited liability company and intends to elect to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is organized as a continuously offered, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that operates as an interval fund. The Fund’s registration statement was declared effective on December 18, 2020.

The Fund’s investment objective is to seek to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. Generally, the Fund’s investment strategy is to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of private real estate and publicly traded real estate-related investments.

The investment adviser to the Fund is Fundrise Advisors, LLC (the “Adviser”), an investment adviser registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of Rise Companies Corp. (“Rise Companies” or the “Sponsor”), the Fund’s sponsor. Subject to the supervision of the Board of Directors of the Fund (the “Board”), the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy.

As of December 31, 2020, the Fund has not commenced investment operations as the Fund has not executed any transactions other than those related to organizational matters and has not issued common shares (“Shares”) to public investors. As of December 31, 2020, the Fund has issued 10,000 common shares to Rise Companies and 500 Shares to Fundrise L.P.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The Fund is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The Fund maintains its financial records in U.S. dollars and follows the accrual basis of accounting.

As a result of the global outbreak of a new strain of coronavirus, COVID-19, economic uncertainties have arisen that continue to have an adverse impact on economic and market conditions. The global impact of the outbreak has been rapidly evolving, and the outbreak presents material uncertainty and risk with respect to the Fund’s performance and financial results upon commencement of operations. The Fund is unable to quantify the impact COVID-19 may have on its financial results on an ongoing basis.

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

Cash and Cash Equivalents

Cash and cash equivalents may consist of money market funds, demand deposits and highly liquid investments with original maturities of three months or less. The Fund may invest its cash in an institutional money market fund, which is stated at fair value. The Fund’s uninvested cash is maintained with a high credit quality financial institution.

Fund Valuation

The net asset value (“NAV”) of the Fund’s Shares is calculated daily on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session on the NYSE, usually 4:00 p.m., Eastern Standard Time. NAV per Share is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of Shares outstanding.

Organizational and Offering Costs

Organizational and offering costs of the Fund are initially being paid by the Adviser on behalf of the Fund.

Organizational costs may include, among other things, the cost of organizing as a Delaware limited liability company, the cost of certain legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred by the Fund.

Offering costs may include, among other things, legal, printing and other expenses pertaining to offering the Fund’s Shares. Any offering costs paid by the Adviser will be recorded as a Payable to Adviser - offering costs in the Statement of Assets and Liabilities and will be accounted for as a deferred charge until commencement of operations. Thereafter, these offering costs will be amortized over 12 months on a straight-line basis. Ongoing offering costs will be expensed as incurred.

All organizational and offering costs of the Fund paid by the Adviser are subject to reimbursement pursuant to the Expense Limitation Agreement as described in Note 3, Related Party Arrangements – Fundrise Advisors, LLC, Adviser. Such reimbursement payments will be made in monthly installments, but the aggregate monthly amount reimbursed can never exceed 1.00% of the aggregate gross offering proceeds. If the sum of the total unreimbursed organizational and offering costs, plus new costs incurred since the last reimbursement payment exceeds the reimbursement limit described above for the applicable monthly installment, the excess will be eligible for reimbursement in subsequent months (subject to the 1.00% limit), calculated on an accumulated basis, until the Adviser has been reimbursed in full. The Adviser is entitled to seek reimbursement from the Fund for fees waived or expenses paid or reimbursed to the Fund for a period ending three years after the date of the waiver, payment or reimbursement, subject to the limitation that a reimbursement will not cause the Fund’s Operating Expenses (as defined in Note 3, Related Party Arrangements – Fundrise Advisors, LLC, Adviser) to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or expenses paid or reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.

Prior to the Fund's effective registration statement, for the period from April 5, 2019 (Inception) to December 17, 2020, organizational expenses of $917,608 have been paid by the Adviser and may be subject to future reimbursement. For the period from December 18, 2020 (Effective Date of the Fund’s Registration Statement) to December 31, 2020, organizational expenses of $27,089 have been paid by the Adviser and may be subject to future reimbursement. As of December 31, 2020, total organizational expenses of $944,697 have been paid by the Adviser and may be subject to future reimbursement.

Prior to the Fund's effective registration statement, for the period from April 5, 2019 (Inception) to December 17, 2020, the Fund incurred deferred offering costs of $907,882. For the period from December 18, 2020 (Effective Date of the Fund’s Registration Statement) to December 31, 2020, the Fund incurred deferred offering costs of $13,560. As of December 31, 2020, deferred offering costs of $921,442 have been paid by the Adviser and may be subject to future reimbursement.

Income Taxes

The Fund intends to elect to be taxed as a REIT under the Code, and intends to operate as such, commencing with the taxable year ending December 31, 2021. To qualify as a REIT, the Fund must meet certain organizational and operational requirements, including a requirement to distribute at least 90% of the Fund’s annual REIT taxable income to the shareholders of the Fund (“Shareholders”) (which is computed without regard to the dividends paid deduction or net capital gain and which does not necessarily equal net investment income as calculated in accordance with GAAP). As a REIT, the Fund generally will not be subject to U.S. federal income tax to the extent it distributes qualifying dividends to its Shareholders. Even if the Fund qualifies for taxation as a REIT, it may be subject to certain state and local taxes on its income and property, and federal income and excise taxes on its undistributed income. For the open tax years, the Fund has no uncertain tax positions that would require recognition in the financial statements.

Issuance of Shares

The Fund is deemed to have received a subscription when the Fund receives the properly completed and executed subscription agreement (and all related documentation). Subscriptions will be binding upon investors but will be effective only upon the Fund’s acceptance of the subscribing investor as a Shareholder, which will be based on the Fund’s determination that the investor satisfies the terms and conditions of the subscription agreement. The Fund reserves the right to reject any initial or additional subscription in whole or in part for any reason.

Subscriptions will be accepted or rejected within 45 days of receipt by the Fund. An investor will become a Shareholder, including for tax purposes, and the Shares will be issued, as of the date of settlement. Settlement will not occur until an investor’s funds have cleared and the Fund accepts the investor as a Shareholder. The number of Shares issued to an investor will be calculated based on the NAV per Share on the date the Fund receives the subscription. The acceptance of subscriptions may be briefly paused at times to allow the Fund to effectively and accurately process and settle subscriptions that have been received; although the Fund reserves the right to suspend the offering of Shares at any time.

As no public market exists for the Shares, and no such market is expected to develop in the foreseeable future, Shareholders will not be able to liquidate their investment, other than through the Fund’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors.

Repurchase of Shares

The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to Shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at quarterly intervals a specified percentage of its outstanding Shares at NAV (the “Repurchase Offer Policy”). The Repurchase Offer Policy provides that, once each quarter, the Fund will offer to repurchase at NAV no less than 5% and no more than 25% of the outstanding Shares of the Fund, unless suspended or postponed in accordance with regulatory requirements. The Repurchase Offer Policy is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

To conduct a repurchase offer, the Fund will send a repurchase offer notice to Shareholders no less than 21 days and no more than 42 days before the date (the “Repurchase Request Deadline”) by which the Fund announces that Shareholders must tender their Shares in response to such repurchase offer notice. The Fund must receive repurchase requests submitted by Shareholders in response to the Fund’s repurchase offer on or before the Repurchase Request Deadline.

The Repurchase Offer Policy provides that the repurchase pricing occur no later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day (the “Repurchase Pricing Date”). The repurchase price of the Shares will be the Fund’s NAV as of the close of the Repurchase Pricing Date.

The Board, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (“Repurchase Offer Amount”) for a given Repurchase Request Deadline. If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

The Fund may not condition a repurchase offer upon the tender of any minimum number of Shares. The Fund does not currently charge a repurchase fee, and it does not currently expect to impose a repurchase fee. However, the Fund may in the future charge a repurchase fee of up to 2.00%, subject to approval of the Board.

During the period ended December 31, 2020, the Fund conducted no repurchase offers. Accordingly, during the period ended December 31, 2020, there were no Shares repurchased.

Distributions

The Fund intends to make distributions necessary to qualify for taxation as a REIT. The Fund does not expect to declare any distributions until the proceeds from the Fund’s initial offering are invested and generating operating cash flow. Once the Fund begins to make distributions, the Fund expects that it will declare and make them on a quarterly basis, or more or less frequently as determined by the Board, in arrears. The Board may authorize distributions in Shares or in excess of those required for the Fund to maintain REIT tax status depending on the Fund’s financial condition and such other factors as the Board may deem relevant. The distribution rate may be modified by the Board from time to time. The Board reserves the right to change or suspend the distribution policy from time to time.

Dividend Reinvestment

The Fund will operate under a dividend reinvestment policy administered by the Adviser. Pursuant to the policy, a Shareholder’s income dividends or capital gains or other distributions, net of any applicable U.S. withholding tax, will be reinvested in the Shares of the Fund, provided that, if a Shareholder participates in an investment plan offered by the Adviser, such distributions will be reinvested in the Fund in accordance with such investment plan. Unless a Shareholder elects to “opt in” to the Fund’s dividend reinvestment policy, any dividends and other distributions paid to the Shareholder by the Fund will not be reinvested in additional Shares of the Fund under the policy. When the Fund declares a distribution payable in cash, the Shareholders enrolled in the dividend reinvestment plan will receive an equivalent amount in Shares from the Fund either newly issued or repurchased from Shareholders by the Fund or according to their investment plan, if applicable. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution (or the percentage of the distribution allocable to the Fund under the terms of the investment plan, if applicable) by the Fund’s NAV per Share next computed after the distribution is paid.

Shareholders who do not participate in the Fund’s dividend reinvestment policy will receive all dividends and other distributions in cash.

3.	Related Party Arrangements

Fundrise Advisors, LLC, Adviser

The Fund entered into an Investment Management Agreement with the Adviser. Pursuant to the Investment Management Agreement, and in consideration of the services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”) of 0.85% of the Fund’s average daily net assets. The Management Fee will be calculated and payable quarterly in arrears. As of December 31, 2020, the Fund has not yet commenced investment operations and, therefore, the Fund has not paid any Management Fee.

The Adviser and the Fund also entered into an Expense Limitation Agreement. Pursuant to the Expense Limitation Agreement, the Adviser has agreed to waive its Management Fee and/or pay or reimburse the ordinary annual operating expenses of the Fund (including organizational and offering costs, but excluding property management, origination, acquisition, construction management, development, servicing, special servicing, disposition, liquidation fees or expenses and any other fees or expenses related to the operating of real property and debt and real-estate related investments, interest payments, taxes, brokerage commissions, third-party legal and audit fees, fees and expenses incurred in connection with the Fund’s compliance with rules and regulations related to maintaining the Fund’s tax status as a REIT, repurchase fees, fees and expenses incurred by the Fund’s use of leverage, acquired fund fees and expenses and extraordinary or non-routine expenses) (the “Operating Expenses”) to the extent necessary to limit the Fund’s Operating Expenses to 2.00% of the Fund’s average daily net assets. The Adviser will be entitled to seek reimbursement from the Fund of fees waived or expenses paid or reimbursed to the Fund for a period ending three years after the date of the waiver, payment or reimbursement, subject to the limitation that a reimbursement will not cause the Fund’s Operating Expenses to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or expenses paid or reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement. The Expense Limitation Agreement may be terminated only by the Fund’s Board. After its initial term, the Expense Limitation Agreement may be renewed at the Adviser’s and Board’s discretion.

See Note 2, Summary of Significant Accounting Policies – Organizational and Offering Costs for the amount of organizational and offering costs incurred that may be subject to future reimbursement for the period from December 18, 2020 (Effective Date of the Fund’s Registration Statement) to December 31, 2020.

The Fund will reimburse the Adviser for actual expenses incurred on behalf of the Fund in connection with the selection, acquisition or origination of an investment, to the extent not reimbursed by a third-party borrower, whether or not the Fund ultimately acquires or originates the investment. The Fund will reimburse the Adviser for out-of-pocket expenses paid to third parties in connection with providing services to the Fund. This does not include the Adviser’s overhead, employee costs borne by the Adviser, utilities or technology costs. Expense reimbursements payable to the Adviser also may include expenses incurred by the Sponsor in the performance of services pursuant to a shared services agreement between the Adviser and the Sponsor, including any increases in insurance attributable to the management or operation of the Fund. For the period from December 18, 2020 (Effective Date of the Fund’s Registration Statement) to December 31, 2020, the Adviser did not incur any such costs on the Fund’s behalf, and as such no expenses are payable as of December 31, 2020.

The Adviser or its affiliates may be entitled to certain fees as permitted by the 1940 Act or as otherwise permitted by applicable law and regulation fees and expenses associated with the selection, acquisition or origination of real estate properties, construction, real estate development, special servicing of non-performing assets (including, but not limited to, reimbursement of non-ordinary expenses and employee time required to special service a non-performing asset), and the sale of equity investments in real estate. No such fees were incurred or paid to the Adviser or its affiliates for the period from December 18, 2020 (Effective Date of the Fund’s Registration Statement) to December 31, 2020.

The Adviser and Rise Companies entered into a Shared Services Agreement where Rise Companies will provide the Adviser with the personnel, services and resources necessary for the Adviser to comply with its obligations and responsibilities under the Second Amended and Restated Operating Agreement (“Operating Agreement’) and Investment Management Agreement, which includes responsibility for operations of the Fund and performance of such services and activities relating to the investments and operations of the Fund as may be appropriate, including without limitation those services and activities listed in the Operating Agreement and Investment Management Agreement.

Rise Companies Corp., Shareholder and Sponsor

Rise Companies is a member of the Fund and held 10,000 Shares as of December 31, 2020.

Fundrise, L.P., Member

Fundrise, L.P. is a member of the Fund and held 500 Shares as of December 31, 2020. One of the Sponsor’s wholly-owned subsidiaries is the general partner of Fundrise, L.P.

4.	Subsequent Events

In connection with the preparation of the accompanying financial statements, the Fund has evaluated events and transactions occurring through February 25, 2021, the date at which the financial statements were available to be issued.

Offering

As of February 25, 2021, the Fund had raised total gross offering proceeds of approximately $77.8 million from settled subscriptions (including the $105,000 received in the private placements to the Fund’s Sponsor and Fundrise, L.P., an affiliate of the Sponsor), and had settled subscriptions in the Fund’s offering and private placements for a gross aggregate of approximately 7,785,000 of the Fund’s common shares.

New Investments

As of February 25, 2021, the Fund has contributed aggregate capital of approximately $9.1 million to various investment rounds in Fundrise SFR JV 1, LLC (the "Co-investment JV"), and currently has a 90% membership interest in the Co-Investment JV. Fundrise Growth eREIT VII, LLC, an affiliate of our Sponsor, currently has a 10% membership interest in the Co-Investment JV. The Co-Investment JV will directly or indirectly originate, acquire, hold, administer and dispose of debt or equity investments.

Repurchase of Shares

On January 25, 2021, the Fund’s Board approved a repurchase offer for up to 5.0% of the Fund’s issued outstanding Shares, subject to the ability of the Fund to repurchase an additional number of Shares up to 2.0% of the Fund’s outstanding Shares on the repurchase request deadline without amending or extending the offer. The repurchase offer will be conducted at a price equal to the Fund’s NAV per Share on the repurchase pricing date.

KPMG LLP

Suite 900 8350

Broad Street

McLean, VA 22102

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Fundrise Real Estate Interval Fund, LLC:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Fundrise Real Estate Interval Fund, LLC (the Fund), as of December 31, 2020, the related statement of operations and changes in net assets for the period from December 18, 2020 (effective date of the Fund’s registration statement) to December 31, 2020, and the related notes (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the period from December 18, 2020 to December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2019.

McLean, Virginia

February 25, 2021

Additional Information (Unaudited):

1.	Approval of Investment Management Agreement

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each registered fund’s board of directors, including a majority of those directors who are not “interested persons” of the fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the fund’s investment advisory agreement. At meetings held on January 3, 2020 (the “January Meeting”) and November 20, 2020 (the “November Meeting” and together with the January Meeting, the “Organizational Meeting”), the Board of Directors (the “Board”) of Fundrise Real Estate Interval Fund, LLC (the “Fund”) considered and discussed a proposed investment management agreement (the "Agreement") between Fundrise Advisors, LLC (the “Adviser”) and the Fund. At the November Meeting, the Board, including each of the Independent Directors, unanimously voted to approve the Agreement for an initial two-year period.  The initial two-year term of the Agreement commenced on December 18, 2020.

In the months preceding the Organizational Meeting, the Board reviewed written responses from the Adviser to questions posed to the Adviser by counsel on behalf of the Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreement. The Board also considered the materials and in-person presentations by Fund officers and representatives of the Adviser received at the Organizational Meeting concerning the Agreement.

In determining whether to approve the Agreement, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Fund. In connection with their deliberations, the Independent Directors met separately in executive session to review the relevant materials. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services

The Board considered information regarding the nature, extent and quality of services to be provided to the Fund by the Adviser. The Board considered, among other things, the terms of the Agreement and the range of services to be provided by the Adviser. The Board noted the non-investment advisory services to be provided by the Adviser consistent with the terms of the Agreement, including the supervision and coordination of the Fund’s service providers and the provision of administrative, management and other services. The Board considered the Adviser’s reputation, organizational structure, resources and overall financial strength and ability to carry out its obligations under the Agreement. The Board also considered that, although the Fund would be the first registered investment company managed by the Adviser, the Adviser had extensive experience managing other similar pooled investment vehicles that invest in real estate-related assets (the “Other Investment Vehicles”).

The Board considered the Adviser’s professional personnel who will provide services to the Fund, including the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board also considered the compliance program and compliance record of the Adviser. The Board noted the Adviser’s support of the Fund’s compliance control structure, including the resources that will be devoted by the Adviser in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act and the efforts of the Adviser to combat cybersecurity risks. The Board also considered the Adviser’s investments in business continuity planning designed to benefit the Fund. The Board noted the Adviser’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Fund and its service providers operate.

The Board considered the day-to-day portfolio management services that the Adviser will provide to the Fund. In this regard, the Board considered, among other things, the Adviser’s investment philosophy and processes, investment research capabilities and resources, performance record, experience, trading operations and approach to managing risk, including with respect to investments in real estate-related assets. The Board considered the quality and experience of the Fund’s portfolio managers, the number of Other Investment Vehicles managed by the portfolio managers, and the Adviser’s method for compensating the portfolio managers. Moreover, the Board considered that the Adviser would oversee potential conflicts of interest between the Fund’s investments and those of the Other Investment Vehicles.

In addition, the Board considered the assumption of business, entrepreneurial, overall managerial and other risks by the Adviser in connection with launching and managing the Fund. The Board noted that the Fund is a closed-end interval fund that operates in accordance with the framework set forth in Rule 23c-3 under the 1940 Act. In this connection, the Board considered the special attributes of the Fund relative to traditional mutual funds and the benefits that are expected to be realized from an investment in the Fund, rather than a traditional mutual fund. The Board also considered the resources devoted by the Adviser and its affiliates in developing and maintaining an infrastructure necessary to support the on-going operations of the Fund.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the Agreement.

Fund Performance

The Board noted that the Fund is newly formed and did not have a prior performance record. The Board considered the investment performance of the Adviser and the Fund’s portfolio managers, including, for purposes of considering the investment skill and experience of the Fund’s portfolio managers, performance data showing the portfolio manager’s capabilities in managing the Other Investment Vehicles. The Board reviewed the performance of each Other Investment Vehicle over different time periods presented in the materials and evaluated the Adviser’s analysis of the Other Investment Vehicle’s performance for these time periods. The Board noted that the Adviser did not manage a registered investment company that uses an investment strategy similar to that proposed for the Fund. The Board also considered performance data for an appropriate group of peer closed-end interval funds (“Peer Group”) identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data.

Based on these considerations, the Board concluded that it was satisfied that the Adviser has the capability of providing satisfactory investment performance for the Fund.

Management Fees and Expenses

The Board reviewed and considered the proposed management fee rate to be paid by the Fund to the Adviser under the Agreement and the Fund’s anticipated total expense ratio. The Board received and reviewed a report prepared by Broadridge comparing the Fund’s proposed management fee rate and anticipated total expense ratio relative to the Fund’s Peer Group. In considering the reasonableness of the Fund’s proposed management fee and anticipated total expense ratio, the Board considered that, according to the information provided by Broadridge, the Fund’s contractual management fee, actual management fee and anticipated total expense ratio were each below the median of the Fund’s Peer Group. The Board also noted the Adviser’s contractual undertaking to limit the Fund’s operating expenses to a specified level through an expense limitation agreement with the Fund.

The Board received and considered a description of the methodology used by Broadridge to select the closed-end interval funds in the Peer Group. While the Board recognized that comparisons between the Fund and its Peer Group may be imprecise given, among other differences, the different service levels and characteristics of registered funds and the different business model and cost structure of the Adviser, the comparative, independently-selected information provided by Broadridge assisted the Board in evaluating the reasonableness of the Fund’s proposed management fee and anticipated total expense ratio.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by the Adviser to the Other Investment Vehicles. The Board considered the explanations provided the Adviser about any differences between the Adviser’s services to be provided to the Fund and the services it provides to the Other Investment Vehicles. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered funds such as the Other Investment Vehicles. The Board also reviewed information about structural, operational and other differences between the Other Investment Vehicles and the Fund.

Based on its consideration of the factors and information it deemed relevant, the Board concluded that the compensation payable to the Adviser under the Agreement was reasonable.

Profitability

The Board received and considered information about the Adviser’s projected costs of launching the Fund and the projected profitability to the Adviser from providing services to the Fund. The Board received and considered information regarding the methodologies and estimates used by the Adviser in calculating and reporting profitability, including a description of the methodology used to allocate certain expenses. In evaluating the estimated profitability to the Adviser from providing services to the Fund, the Board considered the Adviser’s representation that the level of estimated profitability was fair and reasonable based on the nature and quality of the services to be provided to shareholders. The Board also noted that the actual profitability of the Fund to the Adviser would depend on, among other factors, the growth of the Fund’s assets under management.

Based on its review, the Board did not deem the estimated profits reported by the Adviser from providing services to the Fund to be at a level that would prevent the Board from approving the Agreement.

Economies of Scale

The Board considered the extent to which economies of scale may be realized as the Fund’s assets grow and whether the Fund’s fee structure reflects these economies of scale for the benefit of shareholders of the Fund. In this regard, the Board noted the absence of any breakpoints in the Agreement’s fee structure but considered that expense limitations and fee waivers that reduce the Fund’s expenses can have the same effect as breakpoints in sharing potential economies of scale with shareholders. In addition, the Board considered that initially setting competitive fee rates, pricing the Fund to scale at inception and making additional investments in the business intended to enhance services available to shareholders are other means of sharing potential economies of scale with shareholders.

The Board concluded that the Adviser’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board noted that it will have the opportunity to periodically reexamine whether the Fund has achieved any economies of scale and the appropriateness of any potential future management fee breakpoints as part of its future review of the Agreement.

“Fall-Out” Benefits

The Board received and considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationships with the Fund. The Board noted that ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in the Adviser’s and its affiliates’ business as a result of their relationships with the Fund.

The Board noted that the Fund would be among the investment options available to investors participating in certain investment plans sponsored by the Adviser or its affiliates. The Board considered that the Adviser receives asset-based fees from plan participants, which the Board considered could be viewed as an indirect benefit to the extent investments in the Fund support these plans. The Board also considered information about certain fees that the Adviser or its affiliates may be entitled to receive in connection with the selection, acquisition or origination of real estate property investments by the Fund.

Based on its consideration of the factors and information it deemed relevant, the Board did not deem any ancillary benefits that may be received by the Adviser and its affiliates to be unreasonable.

Conclusion

At the Organizational Meeting, based on its deliberations and its evaluation of the factors described above and other information it believed relevant, the Board unanimously approved the Agreement.

2.	Disclosure of Portfolio Holdings

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available (1) without charge, upon request, by calling (202) 584-0550, (2) on the Fund’s website at www.fundriseintervalfund.com and (3) on the SEC’s website at http://www.sec.gov.

3.	Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and, once available, information regarding how the Fund voted those proxies (if any) during the most recent twelve month period ended June 30, is available (1) without charge, upon request, by calling (202) 584-0550, (2) on the Fund’s website at www.fundriseintervalfund.com and (3) on the SEC’s website at http://www.sec.gov.

4.	Compensation of Directors

Each Director who is not an “interested person” of the Fund (i.e., an “Independent Director”) receives an annual retainer of $35,000 plus reimbursement of related expenses in connection with his or her service on the Board of the Fund. The Fund’s Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (202) 584-0550.

5.	Directors and Officers

The Fund is governed by a Board of Directors. The following tables present certain information regarding the Directors and officers of the Fund as of December 31, 2020. The address of all persons is c/o Fundrise Advisors, LLC, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036. For more information regarding the Directors and officers, please refer to the Fund’s Statement of Additional Information, which is available, without charge, upon request by calling (202) 584-0550.

Name, Year of Birth and Position Held	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex[2] Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Jeffrey R. Deitrich (1982) Director	01/2020 to present	Principal, Frenchtown Enterprises (real estate investment firm) (since 2019); Principal, Better Building Solutions (technology integration and managed services firm) (since 2016). Formerly, Vice President, Silverstein Properties, Inc. (real estate investment and development firm) (2007-2016); Asset Manager, Prudential Real Estate Investors (private equity) (2004-2007).	1	None
Glenn R. Osaka (1955) Lead Independent Director	01/2020 to present	Consultant and Private Investor (early stage technology companies) (since 2013). Formerly, Senior Vice President, Services, Juniper Networks, Inc. (2009-2013); Vice President, Strategy and Operations, Cisco Systems, Inc. (2007-2009); President and Chief Executive Officer, Reactivity Inc. (technology start-up company) (2001-2006); Managing Director, Redleaf Group (venture capital firm) (1999-2000); Vice President and General Manager, Enterprise Computing, Hewlett-Packard (1979-1998).	1	None

Name, Year of Birth and Position Held	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex[2] Overseen by Director	Other Directorships Held During Past 5 Years
Alexander J. Rouse (1977) Director	01/2020 to present	Senior Director, Asset Management, TruAmerica Multifamily, LLC (multifamily real estate investment firm) (since January 2020). Formerly, Vice President, The Severn Companies (multifamily real estate investment and development firm) (2015 – January 2020); Asset Manager, Alex Brown Realty, Inc. (real estate investment firm) (2013-2015); Principal, Yantz Capital, LLC (real estate transaction consulting firm) (2009-2013).	1	None
Gayle P. Starr (1954) Director	11/2020 to present	Consultant and Advisor, Starr RE Consultants, LLC (real estate and diversity consulting firm) (since 2019); Advisor, Bridge33 Capital, LLC (commercial real estate investment firm) (since 2019); Advisor, First Republic Bank (commercial bank and trust company) (since 2019); Consultant, Rubicon Point Partners, LLC (commercial real estate investment firm) (since 2019). Formerly, Managing Director (2015-2019) and Senior Vice President (2002-2015), Global Capital Markets, Prologis, Inc. (publicly traded real estate investment trust).	1	None
Interested Director
Benjamin S. Miller[3] (1977) Director, Chairperson and President	01/2020 to present	Chief Executive Officer and Interim Chief Financial Officer and Treasurer, Fundrise Advisors, LLC (since 2012); Co-Founder, Chief Executive Officer and Director, Rise Companies Corp. (since 2012).	1	None

[1]	Each Director serves until serves until his or her successor is elected and qualified, until the Fund terminates, or until he or she dies, resigns, retires voluntarily, or is otherwise removed or retired pursuant to the LLC Agreement.
[2]	The “Fund Complex” consists of the Fund only.
[3]	Mr. Miller is considered to be an “interested person” of the Fund (as that term is defined by Section 2(a)(19) in the 1940 Act) because of his affiliation with the Adviser and/or its affiliates.

Name, Year of Birth and Position Held	Term of Office and Length of Time Served[1]	Principal Occupations During Past 5 Years
Michelle A. Mirabal (1988) Secretary and Chief Compliance Officer	11/2020 to present	Deputy General Counsel, Fundrise Advisors, LLC and Rise Companies Corp. (since 2019); Corporate Counsel, Amherst Residential, LLC (2018-2019); Associate, Hogan Lovells US LLP (2014-2018).

[1]	The term of office for each officer will continue indefinitely.

Item 2.	Code of Ethics

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the code of ethics to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the code of ethics is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert

The Board of Directors has designated Jeffrey R. Deitrich, who serves on the Board’s Audit Committee, as an audit committee financial expert. Mr. Deitrich is considered by the Board of Directors to be an independent director.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees: Audit fees billed to the Registrant as of December 31, 2020 were $48,020. This amount represents aggregate fees billed by the Registrant’s then-existing independent registered public accounting firm, (the “Accountant”) in connection with the seed audits of the Registrant’s financial statements and for services normally provided by the Accountant in connection with the Registrant’s statutory and regulatory filings for that fiscal year. The audit fees billed as of December 31, 2020 is exclusive of audit fees totaling $20,000 in connection with the annual audit that had not yet been billed to the Registrant as of December 31, 2020.

(b) Audit-Related Fees: There were no additional fees billed for to the Registrant as of December 31, 2020 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c) Tax Fees: There were no tax fees billed to the Registrant as of December 31, 2020 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning.

(d) All Other Fees: There were no other fees billed to the Registrant as of December 31, 2020 for products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The Audit Committee has adopted, and the Board has approved, a Policy on Pre-Approval of Audit and Non-Audit Services (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Registrant when retaining an auditor to perform audit, audit-related, tax and other services for the Registrant. The Policy permits such services to be pre-approved by the Audit Committee pursuant to either a general pre-approval or specific pre-approval. Unless a type of service provided by the auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.

(e)(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) No non-audit fees were billed by the Accountant for services rendered to the Registrant’s investment adviser.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Investments

Not applicable. The Registrant has not commenced investment operations as of December 31, 2020.

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Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Registrant’s Board of Directors believes that the voting of proxies with respect to securities held by the Registrant is an important element of the overall investment process. The Board has adopted a Proxy Voting Policy (the “Registrant’s Proxy Voting Policy”) on behalf of the Registrant which delegates the responsibility for decisions regarding proxy voting for securities held by the Registrant to Fundrise Advisors, LLC, the Registrant’s investment adviser (the “Adviser”), subject to the Board’s continuing oversight. The Registrant’s Chief Compliance Officer shall ensure that the Adviser has adopted a Proxy Voting Policy, which it will use to vote proxies for securities held by the Registrant (the “Adviser’s Proxy Voting Policy”) in a manner that is consistent with the Registrant’s Proxy Voting Policy. The Board, including a majority of the Independent Directors, must approve the Adviser’s Proxy Voting Policy as it relates to the Registrant. Due to the nature of the securities and other assets in which the Registrant intends to invests, proxy voting decisions for the Registrant may be limited.

The Registrant believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Registrant is committed to voting proxies received in a manner consistent with the best interests of the Registrant’s shareholders. The Registrant believes that the Adviser is in the best position to make individual voting decisions for the Registrant consistent with the Registrant’s Proxy Voting Policy. Therefore, subject to the oversight of the Board, the Registrant has delegated the following duties to the Adviser pursuant to the Registrant’s Proxy Voting Policy:

•	to make the proxy voting decisions for the Registrant, in accordance with the Adviser’s Proxy Voting Policy;

•	to assist the Registrant in disclosing its proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Registrant is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Registrant cast its vote; and (d) whether the Registrant cast its vote for or against management; and

•	to provide to the Board, at least annually, a record of each proxy voted by the Adviser on behalf of the Registrant, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

In cases where a matter with respect to which the Registrant was entitled to vote presents a conflict between the interest of the Registrant’s shareholders, on the one hand, and those of the Adviser or its affiliate, on the other hand, the Registrant shall always vote in the best interest of the Registrant’s shareholders. For purposes of the Registrant’s Proxy Voting Policy, a vote shall be considered in the best interest of the Registrant’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser’s Voting Policy, provided such specific voting policy was approved by the Board. The Adviser shall review with the Board any proposed material changes or amendments to the Adviser’s Proxy Voting Policy prior to implementation.

The Registrant will file a Form N-PX with the Registrant’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year.

The copy of the Adviser’s Proxy Voting Policy is set forth below.

Adviser Proxy Voting Policies and Procedures

Fundrise Advisors, LLC (the “Adviser”), as a matter of policy and as a fiduciary to the Fundrise Real Estate Interval Fund, LLC (the “Fund”), has the responsibility for voting proxies for securities consistent with the best interests of the Fund. The Adviser maintains written procedures as to the handling, voting and reporting of proxy voting and makes appropriate disclosures about the Adviser’s proxy procedures and the availability of the Adviser’s proxy voting record. In general, the Adviser does not receive proxies to be voted due to the nature of its investments on behalf of the Fund; the procedures maintained by the Adviser are intended to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) in the infrequent instance that the Adviser receives a proxy, or other action requiring a vote, from a security held by the Fund.

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1.	Background and Description

In general, proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the Securities and Exchange Commission, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 under the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

The purpose of these procedures (the “Procedures”) is to set forth the principles, guidelines and procedures by which the Adviser may vote the securities held by the Fund for which the Adviser may exercise voting authority and discretion. These Procedures have been designed to ensure that proxies are voted in the best interests of the Fund in accordance with fiduciary duties and Rule 206(4)-6 under the Advisers Act.

2.	Responsibility

The Adviser’s Chief Compliance Officer (together with any designees, the “CCO”) has responsibility for the implementation and monitoring of the Procedures, including associated practices, disclosures and recordkeeping.

3.	Procedures

The Adviser has adopted the procedures below to implement its proxy voting policy and to monitor and ensure that the policy is observed and amended or updated, as appropriate.

Voting Procedures

In the event the Adviser’s personnel receive proxy materials on behalf of the Fund, the personnel will forward such materials to the appropriate members of the Adviser’s Investment Committee to vote the proxy. The Adviser’s Investment Committee will analyze the proxy materials and determine how the Adviser should vote the proxy in accordance with applicable voting guidelines below. The CCO is responsible for coordinating this process in a timely and appropriate manner and delivering the proxy prior to the voting deadline.

The Adviser may engage a third-party proxy research and voting service to assist it in researching, recordkeeping and voting of proxies, subject to appropriate oversight.

Proxy Voting Guidelines

The following guidelines (the “Guidelines”) will inform the Adviser’s proxy voting decisions:

•	The guiding principle by which the Adviser votes on all matters submitted to security holders is the maximization of the ultimate economic value of the Fund’s holdings. The Adviser does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above.

•	The Adviser will seek to avoid situations where there is any material conflicts of interest affecting its voting decisions. Any material conflicts of interest, regardless of whether actual or perceived, will be addressed in accordance with the conflict resolution procedures (see below).

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•	The Adviser generally will vote on all matters presented to security holders in any proxy. However, Adviser reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if, in the judgment of Adviser, the costs associated with voting such proxy outweigh the benefits to the Fund or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of the Fund, in the judgment of Adviser.

•	Proxies will be voted in accordance with the Fund’s proxy voting policies and procedures, any applicable investment policies or restrictions of the Fund and, to the extent applicable, any resolutions or other instructions approved by the Fund’s Board of Directors.

•	Absent any legal or regulatory requirement to the contrary, the Adviser generally will seek to maintain the confidentiality of the particular votes that it casts on behalf of the Fund; however, the Adviser recognizes that the Fund must disclose the votes cast on its behalf in accordance with all legal and regulatory requirements.

While these Guidelines are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Adviser’s contractual obligations to the Fund and all other relevant facts and circumstances at the time of the vote (such that these Guidelines maybe overridden to the extent Adviser believes appropriate).

Conflicts of Interest

In certain instances, a potential or actual material conflict of interest may arise when the Adviser votes a proxy. As a fiduciary to the Fund, the Adviser takes these conflicts very seriously. While the Adviser’s primary goal in addressing any such conflict is to ensure that proxy votes are cast in the Fund’s best interest and are not affected by the Adviser’s potential or actual material conflict, there are a number of courses that the Adviser may take. The final decision about which course to follow shall be made by the Adviser’s Investment Committee. The Investment Committee may cause any of the following actions, among others, to be taken in that regard:

•	vote the relevant proxy in accordance with the vote indicated by the Guidelines;

•	vote the relevant proxy as an exception to Guidelines, provided that the reasons behind the voting decision are in the best interest of the Fund, are reasonably documented and are approved by the Adviser’s CCO;

•	engage an unaffiliated third-party proxy advisor to provide a voting recommendation or direct the proxy advisor to vote the relevant proxy in accordance with its independent assessment of the matter; or

•	“echo vote” or “mirror vote” the relevant proxy in the same proportion as the votes of other proxy holders.

Disclosure

The Adviser will provide conspicuously displayed information in the Fund’s registration statement summarizing these Procedures, including a statement that shareholders may request information regarding how the Adviser voted the Fund’s proxies, and may request a copy of these Procedures.

Requests for Information

All requests for information regarding proxy votes, or these Procedures, received by any Adviser personnel should be forwarded to the Adviser’s CCO. In response to any request from a Fund shareholder, the CCO will prepare a written response with such information as the CCO determines, in its sole discretion, should be shared with the Fund shareholder.

Recordkeeping

The Adviser’s CCO shall retain the following records:

•	These Procedures and any amendments;

•	Each proxy statement that the Adviser receives;

•	A record of each vote that the Adviser casts;

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•	Any document the Adviser created that was material to deciding how to vote a proxy, or that memorializes that decision; and

•	A copy of each written request for information on how the Adviser voted proxies, and a copy of any written response.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of this filing, Benjamin S. Miller, Brandon T. Jenkins, and R. Whitaker Booth are the Registrant’s portfolio managers and are primarily responsible for day-to-day management of the Registrant’s investment portfolio.

Benjamin S. Miller – Mr. Miller currently serves as Chief Executive Officer of the Adviser and has served as Chief Executive Officer and a Director of Rise Companies since its inception on March 14, 2012. As of the date of this Prospectus, Mr. Miller is also serving as Interim Chief Financial Officer and Treasurer of the Adviser. In December 2011, Mr. Miller started Popularise LLC, a real estate crowdsourcing website, which he currently manages. Prior to Rise Development, Mr. Miller had been a Managing Partner of the real estate company WestMill Capital Partners from October 2010 to June 2012, and before that, was President of Western Development Corporation from April 2006 to October 2010, after joining the company in early 2003 as a board advisor and then as COO in 2005. Western Development Corp. is one of the largest retail, mixed-use real estate companies in Washington, DC, most notably known for developing Gallery Place, Washington Harbour, Georgetown Park, and Potomac Mills. While at Western Development, Mr. Miller led the development activities of over 1.5 million square feet of property, including more than $300 million of real estate acquisition and financing. Mr. Miller was an Associate and part of the founding team of Democracy Alliance, a progressive investment collaborative, from 2003 until he joined Western Development in 2005. From 1999 to 2001, Mr. Miller was an associate in business development at Lyte Inc., a retail technology start-up. Starting in 1997 until 1999, Mr. Miller worked as an analyst at a private equity real estate fund, Lubert-Adler, and for venture capital firm IL Management. Mr. Miller has a Bachelor of Arts from the University of Pennsylvania. Mr. Miller is on the Board of Trustees of the National Center for Children and Families.

Brandon T. Jenkins – Mr. Jenkins currently serves as Chief Operating Officer of the Adviser and has served in such capacities with the sponsor since February of 2014, prior to which time he served as Head of Product Development and Director of Real Estate which he continues to do currently. Additionally, Mr. Jenkins has served as Director of Real Estate for WestMill Capital Partners since March of 2011. Previously, Mr. Jenkins spent two and a half years as an investment advisor and sales broker at Marcus & Millichap, the largest real estate investment sales brokerage in the country. Prior to his time in brokerage, Mr. Jenkins also worked for Westfield Corporation, a leading shopping center owner. Mr. Jenkins earned is Bachelor of Arts in Public Policy and Economics from Duke University.

R. Whitaker Booth – Mr. Booth has served as Senior Vice President of Real Estate at Rise Companies since February 2020, and has supported real estate acquisition, asset management, and valuation functions since joining the company in July 2014. Previously, Mr. Booth worked in debt underwriting at Walker & Dunlop and RMBS litigation in Navigant Consulting’s Disputes and Investigations practice. Mr. Booth received his MBA from University of Pennsylvania’s Wharton School and his BS in Commerce from University of Virginia’s McIntire School.

(a)(2) The portfolio managers primarily responsible for the day-to-day management of the Registrant’s portfolio also manage other pooled investment vehicles, as indicated below. The following table identifies, as of December 31, 2020: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

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Name	Number of Other Accounts Managed	Total Assets of Other Accounts Managed (Millions)	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees (Millions)
Benjamin S. Miller
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	19	$1,451.91	1	$50.05
Other Accounts	0	$0	0	$0
Brandon T. Jenkins
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	19	$1,451.91	1	$50.05
Other Accounts	0	$0	0	$0
R. Whitaker Booth
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	19	$1,451.91	1	$50.05
Other Accounts	0	$0	0	$0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a Registrant may be presented with the potential conflicts summarized below. The Adviser has adopted various policies and procedures designed to address potential conflicts of interest and intended to provide for fair and equitable management, also summarized below.

General. The officers and directors of the Adviser and the key real estate and debt finance professionals of Rise Companies who perform services for the Registrant on behalf of the Adviser are also officers, directors, managers, and/or key professionals of Rise Companies and other Fundrise entities (such as the eREITs® and the Fundrise eFundTM). These persons have legal obligations with respect to those entities that are similar to their obligations to the Registrant. In the future, these persons and other affiliates of Rise Companies may organize other real estate-related or debt-related programs and acquire for their own account real estate-related investments that may be suitable for the Registrant. In addition, Rise Companies may grant equity interests in the Adviser to certain management personnel performing services for the Adviser.

Payment of Certain Fees and Expenses of the Adviser. The Management Fee paid to Adviser will be based on the Registrant’s NAV, which will be calculated by Rise Companies’ internal accountants and asset management team. The Adviser may benefit by the Registrant retaining ownership of its assets at times when shareholders may be better served by the sale or disposition of the Registrant’s assets in order to avoid a reduction in the Registrant’s NAV.

Allocation of Investment Opportunities. The Registrant relies on the Adviser’s executive officers and Rise Companies’ key real estate and debt finance professionals who act on behalf of the Adviser to identify suitable investments. Rise Companies and other Fundrise entities also rely on these same key real estate and debt finance professionals. Rise Companies has in the past, and expects to continue in the future, to offer other Fundrise Platform investment opportunities, primarily through the Fundrise Platform, including offerings that acquire or invest in commercial real estate (“CRE”) equity investments, including multifamily residential properties, CRE loans, and other select real estate-related assets.

These additional programs may have investment criteria that compete with the Registrant.

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If a sale, financing, investment or other business opportunity would be suitable for more than one program, Rise Companies will allocate it using its business judgment. Any allocation of this type may involve the consideration of a number of factors that Rise Companies determines to be relevant.

Except under any policies that may be adopted by the Adviser, which policies will be designed to minimize conflicts among the programs and other investment opportunities provided on the Fundrise Platform, no program or Fundrise Platform investment opportunity (including the Registrant) will have any duty, responsibility or obligation to refrain from:

•	engaging in the same or similar activities or lines of business as any program or Fundrise Platform investment opportunity;
•	doing business with any potential or actual tenant, lender, purchaser, supplier, customer or competitor of any program or Fundrise Platform investment opportunity;
•	engaging in, or refraining from, any other activities whatsoever relating to any of the potential or actual tenants, lenders, purchasers, suppliers or customers of any program or Fundrise Platform investment opportunity;
•	establishing material commercial relationships with another program or Fundrise Platform investment opportunity; or
•	making operational and financial decisions that could be considered to be detrimental to another program or Fundrise Platform investment opportunity.

In addition, any decisions by the Adviser to renew, extend, modify or terminate an agreement or arrangement, or enter into similar agreements or arrangements in the future, may benefit one program more than another program or limit or impair the ability of any program to pursue business opportunities. In addition, third parties may require as a condition to their arrangements or agreements with or related to any one particular program that such arrangements or agreements include or not include another program, as the case may be. Any of these decisions may benefit one program more than another program.

The Adviser may determine it appropriate for the Registrant and one or more Fundrise entities (such as the eREITs® and eFundTM) to participate in an investment opportunity. To the extent the Fund is able to make co-investments with other Fundrise entities, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Registrant and the other participating Fundrise entities. To mitigate these conflicts, the Adviser will seek to execute such transactions for all of the participating entities, including the Registrant, on a fair and equitable basis, taking into account such factors as available capital, portfolio concentrations, suitability and any other factors deemed appropriate. However, there can be no assurance the risks posed by these conflicts of interest will be mitigated.

In order to avoid any actual or perceived conflicts of interest among the Fundrise Platform investment opportunities and with the Adviser’s directors, officers and affiliates, the Registrant has adopted a conflicts of interest policy to specifically address some of the conflicts relating to the Registrant’s activities. There is no assurance that these policies will be adequate to address all of the conflicts that may arise or will address such conflicts in a manner that is favorable to the Fund. The Adviser may modify, suspend or rescind the policies set forth in the conflicts policy, including any resolution implementing the provisions of the conflicts policy, in each case, without a vote of the Fund’s shareholders.

Allocation of the Registrant Affiliates’ Time. The Registrant relies on Rise Companies’ key real estate and debt finance professionals who act on behalf of the Adviser, including Mr. Benjamin S. Miller, for the day-to-day operation of the Registrant’s business. Mr. Benjamin S. Miller is also the Chief Executive Officer of Rise Companies and other Fundrise entities. As a result of his interests in other Fundrise entities, his obligations to other investors and the fact that he engages in and he will continue to engage in other business activities on behalf of himself and others, Mr. Benjamin S. Miller will face conflicts of interest in allocating his time among the Registrant, the Adviser and other Fundrise entities and other business activities in which he is involved. However, the Registrant believes that the Adviser and its affiliates have sufficient real estate and debt finance professionals to fully discharge their responsibilities to the Fundrise entities for which they work.

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Receipt of Fees and Other Compensation by the Adviser and its Affiliates. The Adviser and its affiliates will receive fees from the Registrant. These fees could influence the Adviser’s advice to the Registrant as well as the judgment of affiliates of the Adviser, some of whom also serve as the Adviser’s officers and directors and the key real estate and debt finance professionals of Rise Companies. Among other matters, these compensation arrangements could affect their judgment with respect to:

•	the continuation, renewal or enforcement of provisions in the LLC Agreement involving the Adviser and its affiliates or the Investment Management Agreement;

•	the offering of shares by the Registrant, which entitles the Adviser to a Management Fee and other fees;

•	acquisitions of investments and originations of equity or loans at higher purchase prices, which entitle the Adviser to higher acquisition fees and origination fees regardless of the quality or performance of the investment or loan;

•	borrowings up to the Registrant’s stated borrowing policy to acquire investments and to originate loans, which borrowings will increase the Management Fee payable by the Registrant to the Adviser;

•	whether the Registrant seeks necessary approvals to internalize the Registrant’s management, which may entail acquiring assets (such as office space, furnishings and technology costs) and the key real estate and debt finance professionals of Fundrise Companies who are performing services for the Registrant on behalf of the Adviser for consideration that would be negotiated at that time and may result in these real estate and debt finance professionals receiving more compensation from the Registrant than they currently receive from Rise Companies; and

•	whether and when the Registrant merges or consolidates its assets with other funds, including funds affiliated with the Adviser.

Duties Owed by Some of the Registrant’s Affiliates to the Adviser and the Adviser’s Affiliates. The Adviser’s officers and directors and the key real estate and debt finance professionals of Rise Companies performing services on behalf of the Adviser are also officers, directors, managers and/or key professionals of:

•	Rise Companies;

•	the Adviser;

•	Fundrise, LLC;

•	other investment programs sponsored by Rise Companies; and

•	other Fundrise entities.

As a result, they owe duties to each of these entities, their shareholders, members and limited partners. These duties may from time to time conflict with the duties that they owe to the Registrant.

(a)(3) Each of the Registrant’s portfolio managers receives compensation for his services, including services performed for the Registrant on behalf of the Adviser, from Rise Companies. In an effort to retain key personnel, Rise Companies has structured its compensation plans for portfolio managers (and other key personnel) in a manner that it believes is competitive with other similar investment management firms. The portfolio managers are compensated with a fixed base salary and discretionary bonus based on, among other factors, the overall performance of Rise Companies. The bonus structure is formula driven and is not tied to the investment returns generated by, or the value of assets held in, the Registrant or any of the other accounts managed.

(a)(4) As of December 31, 2020, the Registrant’s portfolio managers did not beneficially own any shares of the Registrant.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable. The Registrant has not commenced investment operations as of December 31, 2020.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

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Item 11.	Controls and Procedures

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable. The Registrant has not commenced investment operations as of December 31, 2020.

Item 13.	Exhibits

(a)(1) Registrant’s Code of Ethics is filed herewith.

(a)(2) A separate certification for each of the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 is filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fundrise Real Estate Interval Fund, LLC

By:	/s/ Benjamin S. Miller
	Name:	Benjamin S. Miller
	Title:	President

Date:	February 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:	/s/ Benjamin S. Miller
	Name:	Benjamin S. Miller
	Title:	Principal Executive Officer

Date:	February 25, 2021

By:	/s/ Benjamin S. Miller
	Name:	Benjamin S. Miller
	Title:	Principal Financial/Accounting Officer

Date:	February 25, 2021

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